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 T. ROWE PRICE
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Tax-Efficient Balanced Fund, Inc.

 Supplement to prospectus dated July 1, 1998
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 Effective March 1, 1998, footnote (b) to Table 1 on page 2 of the Prospectus will be revised with the following to reflect the extension of the fund's expense ratio limitation:

 /b/
   To limit the fund's expenses during its initial period of operations, T. Rowe Price agreed to waive its fees and bear any expenses through February 28, 1999, that would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Effective March 1, 1999, T. Rowe Price agreed to extend the expense limitation for an additional two-year period through February 28, 2001. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.00%; however, no reimbursement will be made after February 28, 2001 (for the first agreement), or February 28, 2003 (for the second agreement), or if it would result in the expense ratio exceeding
   1.00%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Without these agreements, the fund's management fee, other expenses, and total expense ratio would have been 0.52%, 1.69%, and 2.21%, respectively.
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 The date of this supplement is March 1, 1999.
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                                                                  F19-041 3/1/99
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